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                                                                    Exhibit 32.1

                              PRESIDION CORPORATION

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Craig A. Vanderburg, President and Chief Executive Officer of Presidion Corporation (the "Company"), hereby certify pursuant to Rule 15d-14 (b) of the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of title 18 of the United States Code that:

     1. the Company's annual report on Form 10-K for the year ended December 31, 2003 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 13, 2004

                                                  /S/ Craig A. Vanderburg
                                                  ------------------------------
                                                  Craig A. Vanderburg
                                                  President and Chief Executive
                                                  Officer